CERTIFICATION PURSUANT TO SECTION 302
                                     OF THE
                           SARBANES-OXLEY ACT OF 2002

I, Thomas W. Laming, certify that:

     1. I have reviewed this report on Form N-Q of the TrendStar Investment Trust.;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of TrendStar Investment Trust as of, and for, the periods presented in this report;

     4. TrendStar Investment Trust's other certifying officers and I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) for TrendStar Investment Trust and have:

          a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

          b) evaluated the effectiveness of the TrendStar Investment Trust's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

          c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

     5. TrendStar Investment Trust's other certifying officers and I have disclosed, based on our most recent evaluation, to TrendStar
          Investment  Trust's  auditors  and the audit  committee  of  TrendStar
          Investment Trust's board of trustees (or persons performing the equivalent functions):

          a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

          b)   any fraud,  whether or not material,  that involves management or
               other  employees  who  have  a  significant   role  in  TrendStar
               Investment Trust's internal controls; and

     6. TrendStar Investment Trust's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

     Pursuant to the requirement of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, TrendStar Investment Trust has fully caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TrendStar Investment Trust
(Registrant)



   /s/ Thomas W. Laming
-----------------------------------
By: Thomas W. Laming, President

    February 23, 2005
-----------------------------------
Date

                      CERTIFICATION PURSUANT TO SECTION 302
                                     OF THE
                           SARBANES-OXLEY ACT OF 2002

I, James R. McBride, certify that:

     1. I have reviewed this report on Form N-Q of the TrendStar Investment Trust.;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of TrendStar Investment Trust as of, and for, the periods presented in this report;

     4. TrendStar Investment Trust's other certifying officers and I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) for TrendStar Investment Trust and have:

          a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

          b) evaluated the effectiveness of the TrendStar Investment Trust's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

          c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

     5. TrendStar Investment Trust's other certifying officers and I have disclosed, based on our most recent evaluation, to TrendStar
          Investment  Trust's  auditors  and the audit  committee  of  TrendStar
          Investment Trust's board of trustees (or persons performing the equivalent functions):

          a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

          b)   any fraud,  whether or not material,  that involves management or
               other  employees  who  have  a  significant   role  in  TrendStar
               Investment Trust's internal controls; and

     6. TrendStar Investment Trust's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

     Pursuant to the requirement of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, TrendStar Investment Trust has fully caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TrendStar Investment Trust
(Registrant)



   /s/ James R. McBride
-----------------------------------
By: James R. McBride, Treasurer

   February 23, 2005
-----------------------------------
Date